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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 8, 2002
Date of Report (Date of earliest event reported)

INVESTMENT TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23644	95-2848406
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)

(212) 588-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

        As previously reported by Investment Technology Group, Inc. ("ITG") in its Current Report on Form 8-K, dated September 3, 2002, Indigo Acquisition Corp., a wholly owned subsidiary of ITG, merged with and into Hoenig Group Inc. ("Hoenig"), with Hoenig surviving the merger.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial statements of businesses acquired.

  The required financial statements of businesses acquired as of December 31, 2001 and for the year ended December 31, 2001 are being filed as Exhibit 99.1 and are incorporated herein by reference.

  The required financial statements of businesses acquired as of June 30, 2002 and for the three and six-month periods ended June 30, 2002 and 2001 are being filed as Exhibit 99.2 and are incorporated herein by reference.

  (b)
  Pro forma financial information.

  The required pro forma financial information as of June 30, 2002, for the year ended December 31, 2001, and for the six-month periods ended June 30, 2002 and 2001 is being filed as Exhibit 99.3 and is incorporated herein by reference.

  (c)
  Exhibits.

  See Exhibit Index.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC. (Registrant)
Date: November 8, 2002	By:	/s/ HOWARD C. NAPHTALI Howard C. Naphtali Chief Financial Officer and Duly Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Consolidated financial statements of Hoenig Group Inc. as of December 31, 2001 and for the year then ended (restated)
99.2	Consolidated financial statements of Hoenig Group Inc. as of June 30, 2002 and for the three and six-month periods ended June 30, 2002 and 2001 (unaudited)
99.3	Unaudited pro forma condensed combined financial information

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX